Registration No. 33 - 49808
                                        Investment Company Act File No. 811-6727

    As filed with the Securities and Exchange Commission on February 15, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                 [X]
                           Pre-Effective Amendment No.  _____         [ ]
                           Post-Effective Amendment No.    14         [X]
                                                         -------
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940             [X]
                               Amendment No.   15
                                             -------
                        (Check Appropriate Box or Boxes)

                              DOMINION FUNDS, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                               1141 Custis Street
                           Alexandria, Virginia 22308
                    (Address of principal Executive Offices)

                                 (800) 416-2053
              (Registrant's Telephone Number, Including Area Code)

                                  Paul Dietrich
                               1141 Custis Street
                           Alexandria, Virginia 22308
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Frederick C. Summers, III
                           A Professional Corporation
                         8235 Douglas Avenue, Suite 1111
                               Dallas, Texas 75225

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                       THE SHEPHERD LARGE CAP GROWTH FUND
                  (FORMERLY, THE DOMINION INSIGHT GROWTH FUND)

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                                   PROSPECTUS

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                              _______________, 2002

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     The Shepherd  Large Cap Growth Fund  (formerly  The  Dominion  Insight
     Growth Fund) is a mutual fund whose only investment objective is growth of capital. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. The Fund's portfolio is managed by Nye, Parnell & Emerson Capital Management, Inc. The net assets and the return of the Fund will
     fluctuate   depending  on  market   conditions   and  other   factors.
     Prospective investors should read and retain this Prospectus for future reference.

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     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                     Shares of the Fund are offered through

                         RUSHMORE SECURITIES CORPORATION

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Fund Summary...................................................................3
Fund Expenses..................................................................5
Financial Highlights...........................................................6
Investment Objective and Strategy..............................................7
Risk Factors...................................................................7
Management's Discussion of Fund Performance....................................8
Investment Advisory and Other Services.........................................9
Purchase of Shares............................................................10
Redemption of Shares..........................................................11
Exchange Privilege............................................................13
Distributions and Taxes.......................................................14
Shareholder Services and Reports..............................................16

                       THE SHEPHERD LARGE CAP GROWTH FUND
                   (formerly THE DOMINION INSIGHT GROWTH FUND)

                                  FUND SUMMARY

INVESTMENT OBJECTIVE

     The Shepherd  Large Cap Growth Fund  (formerly the Dominion  Insight Growth
Fund) is a mutual fund whose only investment objective is growth of capital.

PRINCIPAL INVESTMENT STRATEGY AND POLICIES

     Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell & Emerson") became the investment advisor of the Fund on November 1, 1999. Through Nye, Parnell & Emerson, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

     The Fund will invest at least 65% of its total assets in common stocks and other equity type securities (including preferred stock, convertible debt securities, and warrants) of companies that the Fund's investment advisor believes have a good potential for capital growth. Generally, the Fund invests for long-term growth consistent with preservation of capital. The Fund does not concentrate in any sector or industry.

     The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values. See "Investment Selection Process".

MAIN RISKS

     Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations, or economic developments. The Fund is subject to this risk of market volatility. Loss of money is a risk of investing in the Fund.

     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

     Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

     The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

PERFORMANCE

     The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of the S&P 500 Index, a market-value weighted index of 500 blue-chip stocks considered to be a benchmark of the overall stock market. These charts will give you some idea of the risks involved in investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance to the performance of a market index over time. Sales loads are not reflected in these charts and, if they were reflected, returns would be less than those shown. As with all mutual funds, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

[BAR CHART]

1993     1994     1995     1993     1997     1998     1999     2000     2001
18.24%   -5.05%   64.63%   11.24%   1.66%    27.28%   75.4%    -27.23%  -43.41%

                                                       -------------------------
                                                       The fiscal year-to-date
                                                       return as of December 31,
                                                       2001 was (16.28)%.
                                                       -------------------------

----------------------------------------------------------
    BEST QUARTER            Q4 `99             46.86%
----------------------------------------------------------
   WORST QUARTER            Q3 `01            (37.57)%
----------------------------------------------------------

---------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
---------------------------------------------------------------------
                     1 Year           5 Years          Inception
                                                       (10/27/92)
---------------------------------------------------------------------
     Fund            (43.41)%          (1.34)%            7.16%
---------------------------------------------------------------------
 S&P 500 Index       (13.04)%           9.16%            11.62%
---------------------------------------------------------------------

                                  FUND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (1)                       4.75%
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  (and other Distributions)                                                 None
Redemption Fee (2)                                                          None
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (3)
Investment Management Fees                                                 1.00%
Distribution (12b-l) Fees                                                   None
Other Expenses (4)                                                         1.25%
Total Annual Fund Operating Expenses                                       2.25%


     (1) On sales of $100,000 or more, the sales load is reduced as set forth in the section "Purchase of Shares".
     (2) Redemption proceeds will be sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20.00 service charge, or can be sent by wire transfer for a $15.00 fee. See "Redemptions of Shares."
     (3)  Calculated as a percentage of average daily net assets.
     (4) Foundation Management Inc. is responsible for supervising the overall management and administration of the Fund, and receives for such services an annualized fee of 1.25% of the Fund's average daily net assets.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

          1 YEAR        3 YEARS        5 YEARS        10 YEARS
          ------        -------        -------        --------

           $692         $1,145          $1,628         $2,937

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The financial highlights for the year ended June 30, 2001 were audited by McGladrey & Pullen, LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available on request. The financial highlights for the year ended June 30, 2000 were audited by Wallace Sanders & Company, independent auditors. The financial highlights for the three years ended June 30, 1999 were audited by Kinder & Wyman, P.C., independent auditors.

                                                SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                         Year Ended June 30,
                                                   2001
                                                (UNAUDITED)      2001          2000          1999          1998          1997
                                                 --------      --------      --------      --------      --------      --------

PER SHARE DATA (1):
     Net asset value, beginning of year .....    $   5.59      $  25.47      $  19.15      $  17.56      $  15.79      $  19.04
                                                 --------      --------      --------      --------      --------      --------

Income (Loss) From Investment Operations:

     Net investment loss ....................       (0.05)        (0.24)        (0.48)        (0.36)        (0.37)        (0.33)

     Net realized and unrealized gain (loss)
          on investments ....................       (0.86)        (9.93)        12.62          4.20          2.71         (1.16)
                                                 --------      --------      --------      --------      --------      --------

     Total income (loss) from investment
          operations ........................       (0.91)       (10.17)        12.14          3.84          2.34         (1.49)
                                                 --------      --------      --------      --------      --------      --------

Less Distributions:

     Distributions from net realized gains ..          --         (9.71)        (5.82)        (2.25)        (0.57)        (1.76)
                                                               --------      --------      --------      --------      --------

     Net asset value, end of year ...........    $   4.68      $   5.59      $  25.47      $  19.15      $  17.56      $  15.79
                                                 ========      ========      ========      ========      ========      ========

Total return (2) ............................      (16.28%)      (53.85%)       69.10%        25.47%        15.00%        (8.21%)
                                                 ========      ========      ========      ========      ========      ========

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of year (in thousands) .    $  5,091      $  6,994      $ 17,903      $ 14,511      $ 19,251      $ 22,944

     Ratio of expenses to average net assets         2.25%         2.25%         2.24%         2.25%         2.25%         2.30%

     Ratio of net investment loss to average
          net assets ........................       (1.04%)        2.03%         2.02%         2.14%         2.08%         2.04%

     Portfolio turnover rate ................        0.00%        19.96%       120.65%       185.62%       273.25%       261.05%


     (1) Per share information has been calculated using the average number of shares outstanding.
     (2) Sales load is not reflected in total return. Total return is not annualized.

                        INVESTMENT OBJECTIVE AND STRATEGY

     INVESTMENT OBJECTIVE. The only investment objective of the Fund is growth of capital. The Fund's investment objective may not be changed without shareholder approval.

     INVESTMENT STRATEGY. Nye, Parnell & Emerson Capital Management, Inc. ("Nye, Parnell & Emerson") became the investment advisor of the Fund on November 1, 1999. Through Nye, Parnell & Emerson, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

     The Fund will invest at least 65% of its total assets in common stocks and other equity type securities (including preferred stock, convertible debt securities, and warrants) of companies that the Fund's investment advisor believes have a good potential for capital growth. Generally, the Fund invests for long-term growth consistent with preservation of capital.

     The Fund does not concentrate in any sector or industry.

     INVESTMENT SELECTION PROCESS. As the investment advisor, Nye, Parnell & Emerson makes the investment decisions for the Fund. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social screening criteria.

     Nye, Parnell & Emerson will seek to invest in leading US companies that are global leaders in their industries and which have consistently high returns on equity and earnings per share growth. Nye, Parnell & Emerson will then attempt to purchase a stock at an attractive price/earnings ratio relative to its earnings growth rate. Nye, Parnell & Emerson also takes into consideration a stock's relative strength to the market.

     SOCIALLY RESPONSIBLE INVESTMENT CRITERIA. The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values.

     The Fund seeks to avoid investing in companies that Nye, Parnell & Emerson determines to be engaged in or to be making charitable contributions to the pornography, gambling, alcohol, tobacco, or abortion industries, as well as companies that make contributions to political organizations that undermine traditional American family values. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Nye, Parnell & Emerson. The Board of Directors may change any social criteria without shareholder approval.

     In times of adverse equity markets in the investment advisor's judgment, the Fund may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

     The Fund may sell a security when the advisor believes that (1) the company's financial fundamentals or prospects for growth have deteriorated; (2) there has been a change in the company's business model; or (3) the advisor has identified a better investment opportunity. The Fund may also sell a security if the issuing company engages in activities that are inconsistent with the advisor's social screening criteria.

                                  RISK FACTORS

     STOCK  MARKET  VOLATILITY.  Stock  values  fluctuate in response to issuer,
political,  market  and  economic  developments.   Stock  prices  can  fluctuate
dramatically in response to these developments.

     SECTOR RISK. Different parts of the market can react differently to these developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     COMPANY RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

     INTEREST RATE CHANGES. The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

     PORTFOLIO TURNOVER. The annual portfolio turnover of the Fund is not expected to be high, due to the Fund's investment strategy of long-term growth. The annual portfolio turnover rate is the number of times the Fund's portfolio securities are replaced in a period of one year. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs which the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     During the fiscal year ended June 30, 2001, the shares of the Fund experienced a total return of (53.85)%, assuming reinvestment of the capital gains distribution of $9.71 per share that was paid during the fiscal year. The Fund's return is attributable to a continued down turn in both the economy and the stock market, especially in the telecommunications and technology sectors. In addition, the Fund has followed a new investment strategy under its new investment advisor, Nye, Parnell, & Emerson, as described under "Fund Summary--Principal Investment Strategy and Policies." Net redemptions by shareholders during the year resulted in some portfolio liquidation, which may have adversely affected the Fund's performance.

     The line graph below compares the initial account value and subsequent account values for the Fund at the end of each of the periods indicated to the same investment over the same periods in the S&P 500 Index. The S&P 500 Index is used for comparison, rather than the NASDAQ Composite Index used last fiscal year, to reflect the Fund's strategy of investing primarily in large cap stocks. The graph assumes an initial $10,000 investment beginning October 27, 1992 (the date the Fund's registration statement became effective) and, in the case of the investment in the Fund, net of the Fund's sales load.

[GRAPHIC OMITTED]

                                   6-30-2001
                                   ---------
Dominion Insight Growth Fund       $22,531.22
S&P 500 Index                      $29,257.09

Past performance does not predict future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

-----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN OF THE FUND AS OF 6/30/01
-----------------------------------------------------------------------
         1 Year                  5 Years              Inception
                                                      (10/27/92)
-----------------------------------------------------------------------
        (53.85)%                  0.66%                 10.44%
-----------------------------------------------------------------------

Sales loads are not reflected in the total return chart shown at the left and, if they were reflected, returns would be less than those shown.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has an Investment Advisory Agreement with Nye, Parnell & Emerson Capital Management, Inc. (the "Advisor"), whose address is 1630 Duke Street, Suite 200 Alexandria, Virginia 22314, to act as its investment advisor. The Investment Advisory Agreement was effective November 1, 1999. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

     The Advisor also serves as investment adviser to certain private accounts, managing over $300 million of investments for private investors and institutions throughout the United States. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999. The Advisor's Portfolio Management Group is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

     The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund's investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers.

     The Fund has an Administration Agreement with Foundation Management, Inc. (the "Administrator"), whose address 1141 Custis Street, Alexandria, Virginia 22308. Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

     Eton Court Asset Management, Ltd. is the parent company of the Advisor. The Administrator is owned by Paul Dietrich, who in turn owns all of Eton Court Asset Management, Ltd.

     Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. Commonwealth Fund Accounting, Inc., an affiliate of Fund Services, Inc., provides accounting services to the Fund. Commonwealth Shareholder Services, Inc., an affiliate of Fund Services, Inc., provides administration services to the Fund. All costs associated with such services performed by Fund Service, Inc., Commonwealth Fund Accounting, Inc. and
Commonwealth Shareholder Services, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

     In addition to the fees to be paid to the Advisor and the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions, together with all other expenses incurred by the Fund except to the extent such other expenses are required to be paid by the Administrator. In this connection, the Administrator has agreed, pursuant to the Administration Agreement, to assume all expenses (hereafter defined) of the Fund. Expenses as defined are normal operating expenses, but exclude fees paid to the Advisor and the Administrator, broker commissions in connection with the Fund's portfolio transactions, interest, taxes, litigation and indemnification costs, and annual distribution plan expenses, if any.

     The Fund has entered into a Distribution Agreement with Rushmore Securities Corporation (the "Distributor"), 13355 Noel Road, Suite 300, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges described in the section "Purchase of Shares".

     The Administrator may use its administration fee revenues, as well as its past profits or its resources from any other source, to pay the Distributor for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Administrator, directly or through the Distributor, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. The Board of Directors of the Fund has determined that such payments are authorized under the Fund's Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Distributor in advance.

     It is expected that the Advisor will place all orders for the Fund's portfolio securities transactions with the Distributor. The Distributor intends to charge the Fund $.10 per share for all portfolio transactions effected on behalf of the Fund. With respect to securities traded on a stock exchange, such commissions are subject to the requirement that they be reasonable and fair compared to commissions received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. With regard to securities traded over-the-counter, such commissions are subject to a maximum amount of 1% of the purchase or sale price of the securities. Although the Advisor is generally required to effect execution of the Fund's securities transactions at the most favorable price, the Advisor may take various additional factors into consideration, including, with respect to the Distributor, the fact that the Distributor has sold or is selling shares of the Fund. Accordingly, the prices to the Fund for its portfolio trades effected through the Distributor may be less favorable than those available from other broker-dealers, or than prices that could be obtained by placing the trades directly with the market maker. The Board of Directors of the Company has allowed portfolio transactions to be directed to the Distributor based on its determination that the Fund is receiving "best price and execution" with respect to such transactions, taking into account such factors as the Board deems appropriate.

                               PURCHASE OF SHARES

     The Fund's shares are continuously offered through Rushmore Securities Corporation (the "Distributor"), the Fund's distributor, which is located at 13355 Noel Road, Suite 300, Dallas, Texas 75240, phone number (800) 687 9494. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and through NASD members or eligible non-NASD members who are acting as brokers or agents for investors (`brokers"). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received by the Fund (except as described below under "Investment by Telephone"). Brokers and dealers are responsible for promptly transmitting orders to the Distributor. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investments are $1,000 and $100, respectively (inclusive of the applicable sales charge). In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see "Automatic Investment Plan"), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

     All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

     PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received by the Fund, plus the applicable sales charge. All orders must be mailed to the Distributor by dealers or investors, except that payment for shares purchased may be made by wire transfer from the investor's bank after ordering shares by telephone. Please call the Fund's transfer agent at Fund Services Inc., (800) 628 4077, for current wire transfer instructions. Shares may also be purchased by bank account debit pursuant to the Automatic Investment Plan (see "Automatic Investment Plan"). The net asset value per share is determined in the manner described below (see "Net Asset Value").

     NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors.

     SALES CHARGE. Sales charges are included in the public offering price. On purchases of less than $100,000, the sales charge is 4.75% of the public offering price (4.99% of the net amount invested). Sales charges are reduced on purchases or $100,000 or more as follows:

                                            SALES CHARGES AS A PERCENTAGE OF:
                                            ---------------------------------
                                            PUBLIC OFFERING        NET AMOUNT
AMOUNT OF INVESTMENT                        PRICE                  INVESTED
--------------------                        -----                  --------

$100,000 but less than $250,000             3.75%                  3.90%
$250,000 but less than $500,000             2.75%                  2.83%
$500,000 but less than $1,000,000           2.25%                  2.30%
$1,000,000 or more                          None                   None

     The above scale is applicable to purchases of shares of the Fund made at one time by any "purchaser", which includes: (i) an individual, his spouse and children under the age of 21, and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under Section 401 of the Internal Revenue Code of 1986) although more than one beneficiary is involved. The above scale is also applicable to purchases of shares of the Fund made at one time by clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

     Shares of the Fund may be sold at net asset value per share without a sales charge under certain limited circumstances described in the Statement of Additional Information under the heading "Purchase of Shares of the Fund--Certain Purchasers".

     LETTER OF INTENT. The above scale also is applicable to aggregate purchases of $100,000 or more (excluding any reinvestment of dividends and capital gains distributions) made by a purchaser, as defined above, within a 13-month period pursuant to a Letter of Intent. For example, a person who signs a Letter of Intent providing for a total investment in Fund shares of $100,000 over a 13-month period would be charged at the 3.75% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intent may be included thereunder if the Letter is signed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at the current offering price) of all his shares in the Fund held of record as of the date of his Letter of Intent as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intent.

     By signing a Letter of Intent, an investor authorizes the transfer agent to restrict shares having a purchase price of 4.75% of the minimum dollar amount specified in the Letter of Intent; that is, these shares cannot be redeemed by the shareholder until the Letter of Intent is satisfied or the additional sales charges have been paid. These shares can be redeemed by the Fund to adjust the sales charge that might result from a difference in the amount intended to be invested from the amount actually invested. In any retroactive reduction in sale charge, the amount of the reduction either will be delivered to the shareholder or invested in additional shares at the lower charge, as directed by the shareholder. A Letter of Intent is not a binding obligation upon the investor to purchase, nor the Fund to sell, the full amount indicated.

     The letter of intent privilege is also available to clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

     RIGHT OF ACCUMULATION. The above scale also applies to current purchases of shares of the Fund by a purchaser, as defined above, where the aggregate quantity of shares of the Fund previously purchased or acquired and then owned, determined at the current net asset value at the time of the subsequent purchase, plus the shares being purchased, amount to $100,000 or more, provided the Distributor is notified by such person or his dealer each time a purchase is made which would so qualify.

     The right of accumulation privilege is also available to clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

     CONFIRMATIONS AND CERTIFICATES. After every account transaction, a shareholder receives a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned are not delivered to the shareholder unless requested in writing from the transfer agent. No certificate is issued for fractional shares and no certificate is issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the transfer agent at any time and the shares represented by the certificate will be credited to the shareholder's account. No charge is made for this safekeeping service.

     INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain types of retirement plans, including:

     o    Individual Retirement Accounts (IRAs) for individuals.
     o    Simplified Employee Pension Plans (SEPs) for employees.
     o    Qualified plans for self-employed individuals.
     o    Qualified corporate pension and profit-sharing plans for employees.

     The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

     AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

     INVESTMENT BY TELEPHONE. The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone, although not accompanied by payment of the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered in this way must be received by the Fund's transfer agent within three business days after receipt of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by wire or electronic funds transfer, or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone are included in computing such value only if payment has been received). See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

                              REDEMPTION OF SHARES

     REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares, the shareholder must send to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229,
(800) 628 4077, a written redemption request, together with any outstanding certificates representing the shares to be redeemed, endorsed by the registered owner or owners, with signatures guaranteed, if required. If no certificates have been issued for the shares to be redeemed, a written request for redemption signed by the registered owner or owners of such shares must be sent to the Fund. Signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A signature guarantee will be required if the redemption proceeds (regardless of amount) are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. All required guarantees of signatures must be made by a national or state bank or by a member firm of a national stock exchange. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

     REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund at (800) 628 4077. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

     All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

     In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

     PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

     The value of Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading "Redemption of Shares". Redemption proceeds are sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The transfer agent can only provide this service when mailing to street addresses.

     A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written signature guaranteed instructions. Wire transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

     A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire transfer. See below under "Exchange Privilege" for more information concerning the Cash Account Trust portfolios.

     If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder's bank, which could take up to 15 days or more. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares will be priced at the net asset value next determined after receipt of the request.

     Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

     REINVESTMENT PRIVILEGE. An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

     In addition, an investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio as provided below under "Exchange
Privilege" may reinvest all or part of the redemption proceeds of such CAT Portfolio shares, without a sales charge.

     SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.

                               EXCHANGE PRIVILEGE

     By telephoning the Fund at (800) 628 4077, or writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, any shareholder may exchange, without charge, any or all of his shares in the Fund for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolio"), separately managed, unaffiliated money market funds. Exchanges may be made only if the CAT Portfolio is registered in your state of residence. The exchange privilege with the CAT Portfolio does not constitute an offering or recommendation of the shares of the CAT Portfolio by the Fund or its transfer agent. The Administrator is compensated for services it performs with respect to the CAT Portfolios.

     It is your responsibility to obtain and read a prospectus of the CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the CAT Portfolio. You may make up to one exchange out of the Fund during the calendar month and four exchanges out of the Fund during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of the CAT Portfolio. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone may be difficult. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

     Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

     An investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio may reinvest all or part of the redemption proceeds of such CAT Portfolio shares into the Fund without a sales charge.

     All exchanges out of the Fund into the CAT Portfolio are subject to the minimum and subsequent investment requirements of the CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund nor the CAT Portfolio, or their transfer agents or advisors, assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine. See "Redemption of Shares - Redemptions by Telephone" for
procedures for telephone transactions. All shareholders have telephone transaction privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any "net capital gains". Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year. The Fund expects that its distributions will consist primarily of capital gains.

     Checks will be made payable and sent by first class mail to each shareholder's address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed ("stale") for over 180 days may be "stop-paid" and reinvested back into the account from which they were paid at the discretion of the Fund.

     REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund, without a sales charge, at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date.
Shareholders may change their option any time before the record date of any distribution by writing to the Fund's transfer agent at Fund Services, Inc. 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077.

     TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940.

     Distributions of the Fund's net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund's net capital gains ("capital gains dividends") are taxable to shareholders (other than those exempt from income tax) as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

     Presently under the Code, individuals are subject to a maximum rate for income tax purposes of 20% on net long-term capital gains. The maximum rate of 20% will apply to both capital gains distributions from mutual funds to individual shareholders and to net long-term gains on the disposal of mutual fund shares by individual shareholders.

     To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

     Redemption or resale of shares of the Fund is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares.

     For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

     In order to avoid a 4% excise tax the Fund is required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous taxable years. For purposes of the excise tax, any net investment income or capital gain net income retained by, and taxed in the hands of, the Fund is treated as having been distributed.

     Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

     Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund's taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund's prior taxable year.

     To avoid being subject to a 31% federal withholding tax on dividends, capital gains and proceeds of redemption, shareholders must furnish the Fund with their taxpayer identification number and certify in writing that the number furnished is correct and that they are not subject to backup withholding. The appropriate number may be furnished and certified on the application to purchase Fund shares or on IRS Form W-9. To avoid the additional expense and burden of withholding taxes on dividends, the Fund may involuntarily redeem any accounts for which certified taxpayer identification numbers have not been furnished within 60 days of the initial purchase of shares in those accounts. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

     The  federal   income  tax  discussion  set  forth  above  is  for  general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

                        SHAREHOLDER SERVICES AND REPORTS

     Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, (800) 628 4077, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund's books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

     Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders' meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund's operations are governed by Articles of Incorporation, a copy of which is on file with the

Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund's outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

     Any inquiries by shareholders relating to the Fund may be made by calling or writing Paul Dietrich at the Fund at 1141 Custis Street, Alexandria, Virginia 22308, (800) 416 2053.

      Investment Advisor                      Transfer Agent                         Distributor
      ------------------                      --------------                         -----------
Nye, Parnell & Emerson Capital             Fund Services, Inc.             Rushmore Securities Corporation
       Management, Inc.                    1500 Forest Avenue,               13355 Noel Road, Suite 300,
  1630 Duke Street, Suite 200                   Suite 111                        Dallas, Texas 75240
  Alexandria, Virginia 22314             Richmond, Virginia 23229                   (800) 687 9494
        (800) 416 2053                        (800) 628 4077

         Administrator                     Independent Auditors                     Legal Counsel
         -------------                     --------------------                     -------------

  Foundation Management, Inc.              Tait Weller & Baker                Frederick C. Summers, III
      1141 Custis Street               Certified Public Accountants           A Professional Corporation
  Alexandria, Virginia 22308               8 Penn Center Plaza                     Attorney at Law
        (800) 416 2053                    Philadelphia, PA 19103           8235 Douglas Avenue, Suite 1111
                                                                                 Dallas, Texas 75225


           Officers                             Directors                             Custodian
           --------                             ---------                             ---------

       Douglas W. Powell              Peter R. Goldschmidt, Chairman          Penson Financial Services
           President                      C. Dewey Elliott, III                1700 Pacific, Suite 1400
                                            Douglas W. Powell                    Dallas, Texas 75201
                                              Paul Dietrich

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more details on other aspects of the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders.

To obtain free copies of the Fund's Annual Report, Semi-Annual Report, and SAI, or to request other information about the Fund or make shareholder inquiries, contact the Fund:

                       The Shepherd Large Cap Growth Fund
                   (formerly The Dominion Insight Growth Fund)
                               1141 Custis Street
                           Alexandria, Virginia 22308
                                 (800) 416 2053

The SAI, the Fund's Annual and Semi-Annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC file number 811-6727

THE SHEPARD LARGE CAP GROWTH FUND (formerly THE DOMINION INSIGHT GROWTH FUND)             MAIL CHECK AND COMPLETED APPLICATION TO:
ACCOUNT APPLICATION                                                                       Dominion Funds, Inc.
IF YOU NEED ASSISTANCE IN COMPLETING THIS APPLICATION,                                    P.O. Box 26305
PLEASE CALL 1-800-628-4077 OR YOUR BROKER.                                                Richmond, Virginia 23260
------------------------------------------------------------------------------------------------------------------------------------
1.   YOUR ACCOUNT REGISTRATION                                         (PLEASE PRINT)
------------------------------------------------------------------------------------------------------------------------------------
(Check only one box here to indicate type of registration. Circle the Social Security Number to be used for tax purposes.
If no number circled, the first number provided will be used.)

[ ]  INDIVIDUAL            1.
     (USE LINE 1)                 --------------------------------------------------------------------------------------------------
     AND, IF ANY:                 First Name                 Initial          Last Name                   Social Security Number
                           2.
                                  --------------------------------------------------------------------------------------------------
                                  Right of survivorship presumed, unless tenancy in common indicated.     Social Security Number

[ ]  JOINT REGISTRANT      3.                                                                                       as Custodian for
      (USE LINE 2)                ---------------------------------------------------------------------------------
          OR                      Custodian's Name

                           4.                                                                                              under the
                                  ----------------------------------------------------------------------------------------
                                  Minor's Name

[ ]  GIFT TO A  MINOR      5.                           Uniform Gifts to Minors Act.
     (USE LINES 3, 4 & 5)         ---------------------                             ------------------------------------------------
                                  State                                                           Minor's Social Security Number

[ ]  CORPORATIONS,         6.
     PARTNERSHIPS,                --------------------------------------------------------------------------------------------------
   TRUSTS & OTHERS                Name of Corporation or Other Entity.  If Trust, include date of trust instrument.
  (USE LINES 6 & 7)                                                                                              Taxpayer Ident. No.
                           7.
                                  --------------------------------------------------------------------------------------------------
                                  Name of Trustees to be in Registration                  Date of Trust Agreement

------------------------------------------------------------------------------------------------------------------------------------
2.   YOUR ADDRESS                                (PLEASE PRINT)
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------          ----------------------------------------------------------
Street Address                                                      Citizenship if not U.S.

                                                                    (    )
----------------------------------------------------------          ----------------------------------------------------------
City               State                  Zip                       Area Code                 Home Phone No.

                                                                    (    )
----------------------------------------------------------          ----------------------------------------------------------
E-Mail Address                                                      Area Code                 Business Phone No.

------------------------------------------------------------------------------------------------------------------------------------
3.   DUPLICATE ADDRESS                           (PLEASE PRINT)
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Street Address

----------------------------------------------------------------------------------------
City                                        State                      Zip

------------------------------------------------------------------------------------------------------------------------------------
4.   YOUR INVESTMENT                                                                                                MINIMUM $1,000
------------------------------------------------------------------------------------------------------------------------------------
(You may elect to utilize both options to save time at a later date.)

[  ]  BY MAIL: Enclosed is a check payable to Shepard Large Cap Growth Fund in the amount of           $          .
                                                                                                        ----------
[  ]  BY MAIL: Enclosed is a check payable to Cash Account Trust in the amount of                      $          .
                                                                                                        ----------
[  ]  BY WIRE: Call 1-800-628-4077 to obtain account number and wiring instructions.                   $          .
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------------------------
5.   DISTRIBUTION OPTION PLAN - IF NO BOX IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED.
------------------------------------------------------------------------------------------------------------------------------------
[  ] All distributions to be paid in cash.                                      EXPEDITED DISTRIBUTION SERVICE*
[  ] All distributions to be reinvested.                                        (COMPLETE BANK INFORMATION IN SECTION 6A)
[  ] Income dividends will be paid in cash & capital gains distributions        Dividend Payment Authorization:
     reinvested.
[  ] Capital gains distributions will be paid in cash & dividends reinvested.        [  ] I authorize the Fund to mail any cash
                                                                                distributions to my bank account.
                                                                                *    ATTACH COPY OF VOIDED UNSIGNED CHECK OR
                                                                                         DEPOSIT SLIP FROM YOUR BANKING INSTITUTION.


------------------------------------------------------------------------------------------------------------------------------------
6.   SHAREHOLDER PRIVILEGES - PLEASE PRINT OR TYPE
------------------------------------------------------------------------------------------------------------------------------------
A    AUTOMATIC INVESTMENT PLAN     (Please check box if you wish to establish)
     [ ]    I(We) authorize the Fund to deduct $____________from my (our) bank account* on or about the
                                   [ ] 5th day of each month [ ] 20th day of each month
                                         (20th will be selected if no box is checked)

           Set up charge: [ ] Please debit my account $5.00       [ ] I enclose a check for $5.00

    BANK ACCOUNT INFORMATION*

------------------------------------------------------------------------------------------------------------------------------------
-   Depositor's Bank                   Name of Depositor                           Joint Depositor           Account Number


------------------------------------------------------------------------------------------------------------------------------------
-   Bank Address                       City                       State            Zip Code                  Bank Number


------------------------------------------------------------------------------------------------------------------------------------
-   Depositor's Signature              Date                       Joint Depositor Signature (if any)         Date

    [ ] Checking   [ ] Savings   [ ] Other           * ATTACH YOUR VOIDED UNSIGNED CHECK OR PREPRINTED DEPOSIT SLIP.

As a  convenience  to me, you are hereby  requested  and  authorized  to pay and charge to my account  debits drawn on my account as indicated  above.  This  authority is to remain in effect until  revoked by me in writing or by  telephone  instructions.  Until you actually  receive such notice,  I agree you shall be fully  protected in honoring any such debit.  I further  agree that if any such debit be  dishonored,  whether with or without cause and whether  intentionally  or  inadvertently,  you shall be under no liability whatsoever.

------------------------------------------------                       ------------------------------------------------
Signature of Investor                                                  Signature of Investor (if joint account)

B    TELEPHONE TRANSACTION PRIVILEGES

     [ ]  Telephone  Redemption  Privilege:  I(We) authorize the Fund,  upon receipt of instructions  received by telephone from any person,  to redeem shares from my (our)  account;  to make checks  payable as account is registered and mail to address of record or wire the proceeds of redemption to my (our) commercial bank account as indicated in the Bank Account Information following Subsection A above.
     [ ]  Telephone Exchange Privilege: I hereby authorize the Fund to redeem, upon my request,  shares from my account and transmit the proceeds directly to the Cash Account Trust. Call 1-800-628-4077 to switch from the Fund into the Cash Account Trust.
     [ ]  Telephone Purchase Privilege (New shares will carry the same registration as original shares.)

I(We) understand and agree to hold harmless the Fund, its respective investment advisors,  distributors and transfer agents, and the officers, directors,  employees and agents thereof against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.
------------------------------------------------------------------------------------------------------------------------------------
7.   DEALERS AND ADVISORS ONLY
------------------------------------------------------------------------------------------------------------------------------------
(If certification below is executed duplicate transaction advices will be sent to the address indicated below.)


------------------------------------------------------------------------------------------------------------------------------------
Print Name                                          Telephone Number                            Dealer Number if known

------------------------------------------------------------------------------------------------------------------------------------
Company Name

------------------------------------------------------------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                State                      Zip Code

I would like to receive duplicate transaction statements:
                                                               -----------------------------------------------------------
                                                               Registered Representative's Signature
------------------------------------------------------------------------------------------------------------------------------------
8.   YOUR SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
The  undersigned  warrants that he/she/it has full authority and is of legal age to purchase shares of the Fund. The Undersigned has received and read a current  Prospectus of the Fund and agrees to its terms. The Fund's Transfer Agent will not be liable for acting upon  instructions it believes are genuine.  Under penalties of perjury,  the undersigned whose Social Security (Tax I.D.) Number is shown above certifies that (i) the number is his/her/its  correct taxpayer  identification  number,  and (ii) the undersigned is not subject to backup withholding  because:  (a) the undersigned is exempt from backup withholding,  or (b) the undersigned has not been notified by the Internal  Revenue  Service (IRS) that he/she/it is subject to backup  withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified he/she/it that he/she/it is no longer subject to backup withholding.

X                                                    X
  --------------------------------------                --------------------------------------          ----------------------------
  Individual (or Custodian)                             Joint Registration, if any                      Date

X                                                    X
  --------------------------------------                --------------------------------------          ----------------------------
  Corporate Officer, Trustee, etc.                      Title                                           Date

                       STATEMENT OF ADDITIONAL INFORMATION

                               _____________, 2002


                       THE SHEPHERD LARGE CAP GROWTH FUND
                     (formerly DOMINION INSIGHT GROWTH FUND)
                               1141 Custis Street
                           Alexandria, Virginia 22308
          Telephone (800) 416 2053 for Shareholder Account Information

     The Shepherd Large Cap Growth Fund (formerly Dominion Insight Growth Fund) (the "Fund") is a diversified open-end mutual fund that seeks only capital appreciation. The Fund will invest primarily in equity securities which the investment advisor believes have a good potential for capital growth. When the investment advisor believes that prevailing market conditions dictate a temporary defensive position, however, the Fund may invest its assets in U.S. Government securities and other senior securities or in short-term interest bearing securities.

     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated _____________, 2002, which may be obtained free of charge from the Fund at the above address or by calling the above telephone number. This Statement of Additional Information contains additional and more detailed information about the Fund's operations and activities than that set forth in the Prospectus.

                         SHEPHERD LARGE CAP GROWTH FUND
                     (formerly DOMINION INSIGHT GROWTH FUND)
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS
                                -----------------

The Fund and the Company.......................................................1

Investment Policies and Restrictions...........................................1

Management and Advisory Services...............................................3

Portfolio Transactions and Brokerage...........................................4

Executive Officers and Directors...............................................5

Purchase of Shares of the Fund.................................................7

Net Asset Value Determination..................................................7

The Distributor................................................................7

Redemption of Shares...........................................................8

Income Dividends, Capital Gains and Distributions..............................8

Custodian......................................................................8

Legal Counsel and Independent Auditors.........................................8

Registration Statement.........................................................9

Independent Auditor's Report.................................................F-1

Investments in Securities (June 30, 2001)....................................F-2

Statement of Assets and Liabilities (June 30, 2001)..........................F-5

Statement of Operations (Year ended
  June 30, 2001).............................................................F-6

Statement of Changes in Net Assets (Years ended
  June 30, 2001 and 2000) ...................................................F-7

Notes to Financial Statements (June 30, 2001)................................F-8

                            THE FUND AND THE COMPANY

     The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the "Company"), which was formed as a Texas corporation on June 5, 1992. The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine. The only series currently designated is the Fund. The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

     Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and nonassessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

     As stated in the Prospectus, the Fund's only investment objective is capital appreciation. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval. The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

     As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

1. Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2. Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.

3.  Change  the  Fund's   investment   objective,   or  invest,   under   normal
circumstances, less than 65% of the value of the Fund's total assets in equity securities which management believes have a good potential for capital growth.

4. Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

5. Write, purchase or sell put options, straddles, spreads or combinations thereof or deal in commodities, or write, purchase or sell call options unless the conditions imposed by Rule 260.140.85(b)(1) of the California Blue Sky Regulations are met.

6. Make loans (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).

7. Purchase securities on margin or sell short.

8. Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets.

9. Borrow money, except that, as a temporary measure for extraordinary or emergency purposes, and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets.

10. Mortgage or pledge any security owned or held by the Fund, except in connection with item number 8 above.

11. Participate on a joint or a joint and several basis in any trading account in securities.

12. Invest in companies for the purpose of exercising control of management.

13. Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

14. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors), or securities of any company which are restricted as to disposition, if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets taken at market value.

15. Purchase or retain the securities of any issuer if those officers and directors of the Fund, its investment adviser or affiliates owning individually more than 2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

16. Purchase any interests in oil, gas or other mineral leases or development or exploration programs, except that the Fund may purchase or sell securities of issuers that invest in or deal in oil, gas or minerals.

17. Purchase investments which are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

18. Issue senior securities.

19. Purchase or sell commodities or commodity contracts including futures contracts.

20. Invest more than 5% of the value of the Fund's net assets in warrants. Included within such limitation, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

21. Invest more than 10% of the value of the Fund's net assets at the time of purchase in foreign securities (i. e., the securities of foreign issuers or obligors), which investment must be made solely through the purchase of United States Dollar denominated American Depository Receipts sponsored by domestic banks or their correspondent banks.

     The portfolio turnover rate decreased from 120.65% for the fiscal year ended June 30, 2000 to 19.96% for the fiscal year ended June 30, 2001 primarily as a result of the Fund having followed a new investment strategy under its new investment advisor, Nye, Parnell, & Emerson Capital Management, Inc. As described under "Fund Summary--Principal Investment Strategy and Policies" in the Prospectus, this new strategy should result in longer holding periods, and thus reduce turnover.

                        MANAGEMENT AND ADVISORY SERVICES

     INVESTMENT ADVISOR. As stated in the Prospectus, the Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Nye, Parnell & Emerson Capital Management, Inc. (the "Advisor"). The Advisory Agreement was effective November 1, 1999. The Advisor supervises the Fund's investments and conducts its investment program. The Advisory Agreement provides that the Advisor will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services the Advisor receives an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The Fund incurred fees payable to the Advisor in the amounts of $164,986 and $119,960, respectively, for the fiscal years ended June 30, 2000 and 2001.

     The Advisor was formed in 1986. Paul Dietrich owns 100% of the equity in Eton Court Asset Management, Ltd. ("Eton Court"), which owns 100% of the Advisor. Foundation Management, Inc. serves as the Administrator of the Fund. Paul Dietrich owns 100% of the equity in the Administrator. Mr. Dietrich is President/Managing Director of Eton Court. Eton Court was formed in 1999. Besides the Advisor, Eton Court also owns a majority interest in Peress Investment Advisors, Ltd. Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one of the leading providers of global emerging markets company financial information. With offices in New York, Boston, London and Princeton, Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets. Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate attorney and was formerly associated with two Washington, DC law firms, Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

     The Advisor also performs investment advisory services for individual and institutional accounts (the "private accounts"). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the Advisor, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the Advisor to be equitable to each.

     Both the Fund and the Advisor have adopted Codes of Ethics. The Code of Ethics of the Advisor does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from trading in any security if he or she knows that, within the last week, the security was either recommended for purchase or sale or actually purchased or sold by the Advisor for the Fund, subject to certain limited exceptions. The Code of Ethics of the Fund does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from purchasing any security within 15 days before or after the sale by the Fund of such security, or selling any security within 15 days before or after the purchase by the Fund of such security, if he or she is aware of the purchase or sale by the Fund. The Distributor has not adopted a Code of Ethics because it is not an affiliate of the Fund or the Advisor, and because none of its directors or officers is a director or officer of the Fund or the Advisor.

     ADMINISTRATOR. Foundation Management, Inc. (the "Administrator") has entered into an Administration Agreement (the "Administration Agreement") with the Fund pursuant to which the Administrator is responsible for the overall management and administration of the Fund. The Administration Agreement was effective August 31, 2001. The Administrator is owned by Paul Dietrich and the Advisor is owned by Eton Court. The Fund pays the Administrator an annual administration fee equal to 1.25% of the Funds average daily net assets, computed daily and paid on a monthly basis. Except as provided in this paragraph, the Administrator pays all operating costs of the Fund, including office space, custodian and transfer agent fees, administrative, clerical, record keeping, bookkeeping, legal (non-litigation), auditing and accounting expenses, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), fees and expenses of directors of the Company, and the costs, including filing fees, of renewing or maintaining registration of Fund shares under federal and state law. The Fund pays the investment advisory fee and the administration fee, interest, taxes, the cost of brokerage incurred in connection with execution of securities transactions, litigation expenses and indemnification paid to advisors of the Fund and officers and directors of the Company. The costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statement under the Securities Act of 1933 and Investment Company Act of 1940 were paid by the Fund.

     12b-1 DISTRIBUTION PLAN. The Board of Directors has approved a Distribution Plan on behalf of the Fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual Fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan approved on behalf of the Fund under the Rule. The Plan, as approved by the Board of Directors, allows the Fund and the Administrator to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.

     Under the Plan, if the payment of administration fees by the Fund to the Administrator is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Administrator may use its administration fee revenue, as well as its past profits or its other resources, to pay the Distributor for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. In addition, the Plan provides that the Administrator, directly or through the Distributor, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Directors has authorized such payments for shares.

     Prior to approving the Plan, the Board of Directors carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Board of Directors noted that the Plan does not authorize payments by the Fund other than those made to the Administrator under its management contract with the Fund. To the extent that the Plan gives the Administrator and the Distributor greater flexibility in connection with the distribution of Fund shares, additional sales of Fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

     The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

     The Distributor may compensate intermediaries that satisfy certain criteria established from time to time by the Distributor relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

     ADMINISTRATIVE SERVICES. The Fund has entered into an administrative services agreement with Commonwealth Shareholder Services, Inc. an affiliate of Fund Services, Inc., the Fund's transfer agent. The agreement provides that, subject to the direction and control of the Board of Directors of the Fund, Commonwealth Shareholder Services, Inc. shall manage all aspects of the Fund's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Fund, and oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund. All costs associated with such services performed by Commonwealth Shareholder Services, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

     ACCOUNTING SERVICES. The Fund has entered into an accounting services agreement with Commonwealth Fund Accounting, Inc. an affiliate of Fund Services, Inc., the Fund's transfer agent. All costs associated with such services performed by Commonwealth Fund Accounting, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

     TRANSFER AGENT. Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. All costs associated with such services performed by Fund Service, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the Advisor. In selecting brokers and in negotiating commissions, the Advisor considers the broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The Advisory Agreement specifically provides that in placing portfolio transactions for the Fund, the Advisor may agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Advisory Agreement.

     Since inception of the Fund, all brokerage commissions in connection with its portfolio business have been paid to its Distributor. Prior to July 10, 1998, Dominion Capital Corporation was the Distributor and an affiliate of the Fund. On July 10, 1998, Northstar Securities, Inc. replaced Dominion Capital Corporation as the Fund's Distributor. On March 1, 2001, Rushmore Securities Corporation replaced Northstar Securities, Inc as the Fund's Distributor. The Fund paid $177,755, $72,203 and $19,940, respectively, in brokerage commissions during the fiscal years ended June 30, 1999, 2000 and 2001, to its Distributor. The difference in amounts primarily reflects the differences in size of the Fund's portfolio and differences in portfolio turnover rates. The Fund anticipates the Advisor will place all orders for the Fund's portfolio securities transactions through its Distributor.

     The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to Northstar Securities, Inc. or affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The Board of Directors of Dominion Funds, Inc. (the "Company"), a Texas corporation (of which the Fund is a series of shares of common stock), oversee and review the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. The directors and officers of the Company as a group held less than 1% of the Fund's outstanding shares on the date of this Statement of Additional Information. The directors and officers of the Company, their principal occupations for the last five years and their affiliations, if any, with Foundation Management, Inc. (the "Administrator"), the Fund's administrator, Nye, Parnell & Emerson Capital
Management, Inc. (the "Advisor"), the Fund's investment advisor, or with Rushmore Securities Corporation (the "Distributor"), the Fund's principal underwriter, are as follows:

                               Position(s) Held
   Name, Address, and Age         with Fund *                     Occupation(s) During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
Douglas W. Powell**            President,         Mr. Powell has served as President,  Chief  Operating  Officer of
13355 Noel Road, Suite 300     Director           Rushmore  Investment  Corp. (a  subsidiary of Rushmore  Financial
Dallas, Texas 75240                               Group,  Inc.,  which is also the  parent of  Rushmore  Securities
Age 61                                            Corporation,   the  Distributor)   since  February  2001.  As  of
                                                  November 1, 2001, Mr. Powell owned 6.6% of the outstanding shares of Rushmore  Financial Group, Inc. Prior to joining Rushmore,  he was a founder of Northstar Financial Group and served as Chairman and Chief Executive Officer. See "SEC Order" below.
-------------------------------------------------------------------------------------------------------------------
C. Dewey Elliott, III          Director           Mr.  Elliott  has  been a  principal  of  Trinity  River  Capital
9227 Club Glen                                    Ventures,  LLC (formerly Copp Wheelock  Partners,  LLC) since May
Dallas, Texas 75243                               2001.  From February 2001 to May 15, 2001, he served as Executive
Age 54                                            Vice  President  for  Marketing  and  Business   Development  for
                                                  Rushmore  Financial Group.  Prior to joining  Rushmore,  he was a founder of Northstar Financial Group and served as President. See
                                                  "SEC Order" below.
-------------------------------------------------------------------------------------------------------------------
Peter R. Goldschmidt           Chairman of the    Mr.   Goldschmidt   has  a  broad   background  in  business  and
2706 N. Randolph Street        Board, Director    legislative  affairs  and  has  recently  resumed  his  marketing
Arlington, Virginia 22207                         consulting  practice.  From September 1996 to September  1997, he
Age 72                                            was an  Account  Executive  with  Cartridge  Technology  Network.
                                                  From May 1994  through  July 1996 he was Sales  Manager  of GAMER
                                                  Corp., a wholly owned subsidiary of Iverson  Technology.  In 1993 and 1994, he also worked with PIC, a fund-raising company.

                                       6

-------------------------------------------------------------------------------------------------------------------
Paul Dietrich**                Director           Mr.  Dietrich  owns  100%  of the  equity  in  Eton  Court  Asset
1630 Duke Street                                  Management,  Ltd. ("Eton Court"), which owns 100% of Nye, Parnell
Suite 200                                         & Emerson  Capital  Management,  Inc.,  the Fund's  Advisor.  Mr.
Alexandria, Virginia 22314                        Dietrich owns 100% of the equity in Foundation Management,  Inc.,
Age 52                                            the Fund's  Administrator.  Mr.  Dietrich is also  President  and
                                                  Managing  Director  of Eton  Court.  Eton  Court  was  formed  in
                                                  1999.  Besides  the  Advisor,  Eton  Court  also owns a  majority interest in Peress  Investment  Advisors,  Ltd. Mr.  Dietrich was
                                                  the  Founder  of  Meridian  Emerging  Markets,  Ltd.,  one of the
                                                  leading  providers of global emerging  markets company  financial information.  With  offices  in  New  York,  Boston,  London  and
                                                  Princeton,   Meridian   collects,   compiles,   and   distributes
                                                  fundamental  financial data on all of the largest publicly traded companies  in over 56 emerging  markets.  Mr.  Dietrich  has also
                                                  been  an  investment   adviser  to  a   Bermuda-based,   offshore
                                                  investment  fund. He is an international  corporate  attorney and was  formerly  associated  with  two  Washington,  DC law  firms,
                                                  Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

* Messrs. Powell and Elliott served as officers and directors of the Fund from inception until their resignations in July, 1998, and thereafter following their reelection to those positions in February, 1999. Mr. Goldschmidt has been a director of the Fund since inception, and was elected as Chairman of the Board in October, 1998. Mr. Dietrich has been a director of the Fund since August 2001. Mr. Elliott resigned as President of the Fund on August 31, 2001.
** Interested person (as defined in the Investment Company Act of 1940) of the Fund.

SEC Order
---------

Messrs.  Powell and  Elliott  are the subject of an Order  Making  Findings  and
Imposing Remedial Sanctions, and Order to Cease and Desist (collectively, the "Order") issued by the SEC on May 13, 1999 in connection with an administrative proceeding involving Dominion Capital Corporation ("Dominion") (in the matter of Dominion Capital Corporation, Douglas Woodrow Powell, Charles Dewey Elliott, and William Carl Berry, Respondents). Dominion was previously the Fund's Distributor, and Messrs. Powell and Elliott were officers, directors, principal owners, and registered principals of Dominion. The Order was issued after the Commission accepted an Offer of Settlement by Dominion and Messrs. Powell and Elliott in which they neither admitted nor denied the findings contained in the Order. The Order made the following findings: that five registered representatives of Dominion engaged in activities that constituted willful violations of the anti-fraud provisions of Section 17(a) of the Securities Act of 1933 (the "1933 Act") and Section 10(b) of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 10b-5 promulgated thereunder; that Dominion and Messrs. Powell and Elliott failed reasonably to supervise these registered representatives, all of which were subject to their supervision, in their conduct of these activities; and that Dominion willfully violated Section 17(a) of the 1934 Act and Rule 17a-3(a)(6) thereunder by failing to make and keep current books and records in connection with these activities. The Order imposed the following sanctions: Dominion's registration as a broker and dealer in securities was revoked; Dominion was also ordered to pay a civil money penalty of $75,000; Messrs. Powell and Elliott were each suspended from association with any broker or dealer in any capacity for a period of three months, and, thereafter, in any supervisory or proprietary capacity for a period of an additional six months; and Messrs. Powell and Elliott were each also ordered to pay a civil money penalty of $35,000.

Compensation
------------

     The following information is provided for all directors of the Fund and for all members of any advisory board who receive compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

                                                           Pension or         Estimated       Total Compensation
                                       Aggregate      Retirement Benefits       Annual        From Fund and Fund
                                     Compensation      Accrued As Part of    benefits Upon      Complex Paid to
    Name of Person, Position         From Fund (1)       Fund Expenses        Retirement           Directors
    ------------------------         -------------       -------------        ----------           ---------
Douglas W. Powell, Director             $3,600                                                      $3,600

C. Dewey Elliott, III, Director         $3,600                                                      $3,600

Peter R. Goldschmidt, Director          $4,800                                                      $4,800

(1) All compensation shown was paid by Northstar Institutional Services Corporation during the last fiscal year, which served as the Administrator during such period. The Fund does not pay, nor is it obligated to pay, such compensation shown.

                         PURCHASE OF SHARES OF THE FUND

     As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund's Distributor, Rushmore Securities Corporation. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

Certain Purchasers
------------------

     Purchases of the Fund's shares at net asset value, without sales load, may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans), (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor, or any affiliated company thereof, (f) the Fund's Adviser, Distributor, or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of broker-dealers that have entered into sales agreements with the Distributor, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients, and who have directed their for-fee clients to the Fund, (k) any shareholders of the Fund as of March 1, 2002 so long as they continue to be shareholders of the Fund or the CAT Portfolio by exercise of the Fund's exchange privilege, (l) shareholders of the Fund solely with respect to their reinvestment of dividends and distributions from the Fund, (m) shares exchanged in accordance with the Fund's exchange privilege, (n) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (o) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (p) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (q) sales to broker-dealers who conduct their business with their customers principally through the Internet or on a discount basis and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund, (r) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees, and (s) investors who participate in certain broker-dealer wrap accounts or similar fee based programs. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

Dealer Reallowance
------------------

     The following table sets forth the amount of dealer reallowance of the sales charge as a percentage of the public offering price of the Fund's shares:

                                                     SALES        DEALER
AMOUNT OF INVESTMENT                                 CHARGES      REALLOWANCE

Less than $100,000                                   4.75%        4.00%
$100,000 but less than $250,000                      3.75%        3.00%
$250,000 but less than $500,000                      2.75%        2.25%
$500,000 but less than $1,000,000                    2.25%        2.00%
$1,000,000 or more                                   None         None

     Wholesale fees of up to .75% may be paid from the sales charges to Freedom Financial, Inc., an NASD broker-dealer. From time to time, the Distributor may reallow up to the entire amount of the applicable sales charge, as shown in the above table, to selected dealers and brokers who sell Fund shares. During periods when substantially the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Fund receives the entire net asset value of all shares sold. The Distributor retains the sales charge from which it allows discounts from the applicable public offering price to dealers and brokers which are uniform for all dealers and brokers in the United States and its territories. The Distributor may also pay amounts equal to the applicable reallowance, as shown in the above table, to selected institutions to compensate such institutions for their services in connection with the purchase of Fund shares and servicing of shareholder accounts.

                          NET ASSET VALUE DETERMINATION

     As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. New York City time), Monday through Friday, except on (i) days on which changes in value of the Fund's portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Company's Board of Directors.

                                 THE DISTRIBUTOR

     On March 1, 2001, the Fund entered into a Distribution Agreement with Rushmore Securities Corporation (the "Distributor"), 13355 Noel Road, Suite 300, Dallas, Texas 75240, pursuant to which the

Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public.

     The Fund paid $455 in sales charges (in connection with distributing Fund shares) during the fiscal year ended June 30, 1999 to Dominion Capital Corporation, which was then the Distributor and an affiliate of the Fund. On July 10, 1998, Northstar Securities, Inc. replaced Dominion Capital Corporation as the Fund's Distributor. The Fund paid $18,156 in sales charges during the fiscal year ended June 30, 1999 to Northstar Securities, Inc. Northstar Securities, Inc. waived the sales charge on all sales of the Fund's shares that occurred on or after April 1, 1999. On _________, 2002, the sales load was reinstated, and is described in the Prospectus.

     Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Distribution Agreement, the Distributor serves as exclusive agent for the sale of the shares of the Fund and has agreed to use its best efforts to sell such shares, either directly or through securities dealers.

                              REDEMPTION OF SHARES

     Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund's receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

     Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or
(3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

                       INCOME DIVIDENDS, CAPITAL GAINS AND
                                  DISTRIBUTIONS

     It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

     All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under "Distributions and

Taxes-Reinvestment of Distributions" in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

                                    CUSTODIAN

     Penson Financial Services, 1700 Pacific, Suite 1400, Dallas, Texas 75201, is the custodian of the Fund. Penson Financial Services deposits securities of the Fund with a trust company which acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

                     LEGAL COUNSEL AND INDEPENDENT AUDITORS

     Counsel  to  the  Fund  is  Frederick  C.  Summers,   III,  A  Professional
Corporation, 8235 Douglas Avenue, Suite 1111, Dallas, Texas 75225.

     The independent auditor for the Fund is Tait Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103

                             REGISTRATION STATEMENT

     There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

                          DOMINION INSIGHT GROWTH FUND

                                FINANCIAL REPORT

                                  JUNE 30, 2001

                                    CONTENTS



--------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT                                                   1

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     Statement of assets and liabilities                                       2

     Investments in securities                                               3-4

     Statement of operations                                                   5

     Statements of changes in net assets                                       6

     Financial highlights                                                      7

     Notes to financial statements                                          8-11

--------------------------------------------------------------------------------

[LOGO] McGLADREY & PULLEN, LLP                                           RSM
       -----------------------                                           ---
          CERTIFIED PUBLIC ACCOUNTANTS                             INTERNATIONAL

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
Dominion Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc., including the schedule of investments in securities, as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and financial highlights for the four years ended June 30, 2000 were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated July 18, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ McGLADREY & PULLEN, LLP

Dallas, Texas
August 10, 2001

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001

ASSETS
------

     Investments in securities, at value                            $  6,720,797
        (identified cost $8,781,134)
     Cash                                                                 77,473
     Receivables
           Investment securities sold                                    207,316
           Dividends and interest                                          1,140
                                                                    ------------

                TOTAL ASSETS                                           7,006,726
                                                                    ------------
LIABILITIES
-----------

     Payables
           Investment advisory fee                                         5,880
           Administrative fee                                              7,228
                                                                    ------------

                TOTAL LIABILITIES                                         13,108
                                                                    ------------

NET ASSETS
     Equivalent to $5.59 per share on
        1,251,506 shares of capital stock outstanding               $  6,993,618
                                                                    ============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                            Investments in Securities
                                  June 30, 2001

                                                                                     Percent of
Common Stocks                                         Shares           Value        Total Assets
-------------                                       -----------   ---------------   -------------

Commercial Services
      Concord EFS, Inc. (a)                              2,000         $ 104,020           1.48%
                                                                  ---------------   -------------

Computers
      Cisco Systems, Inc. (a)                           12,655           230,321            3.29
      Dell Computer Corporation (a)                      5,664           146,981            2.10
      Intel Corporation                                  7,500           219,375            3.13
      Network Appliance, Inc. (a)                        6,000            82,200            1.17
      PMC-Sierra, Inc. (a)                               1,200            37,284            0.53
      Rambus Inc. (a)                                    5,861            72,149            1.03
      Sun Microsystems, Inc. (a)                        13,175           207,111            2.96
      Teradyne, Inc. (a)                                 3,567           118,068            1.69
      Texas Instruments Incorporated                     3,000            94,597            1.35
                                                                  ---------------   -------------
                                                                       1,208,086           17.25
                                                                  ---------------   -------------

Computer Services
      Comverse Technology, Inc. (a)                      1,759           101,354            1.45
      Juniper Networks, Inc. (a)                         2,899            90,159            1.29
      Power-One, Inc. (a)                                6,270           104,333            1.49
                                                                  ---------------   -------------
                                                                         295,846            4.23
                                                                  ---------------   -------------

Computer Software
      AOL Time Warner, Inc. (a)                          5,334           282,702            4.03
      BroadVision, Inc. (a)                              8,000            39,863            0.57
      Mercury Interactive Corporation (a)                2,147           128,605            1.84
      Microsoft Corporation (a)                          3,281           238,201            3.40
      Oracle Corporation (a)                             6,888           130,872            1.87
      TriPath Imaging, Inc.                              3,500            34,685            0.50
      VERITAS Software Corporation (a)                   1,392            92,610            1.32
                                                                  ---------------   -------------
                                                                         947,538           13.53
                                                                  ---------------   -------------

Electronics
      Applied Materials, Inc. (a)                        4,884           239,804            3.42
      Applied Micro Circuits Corporation (a)             5,303            91,212            1.30
      Broadcom Corporation Class A (a)                   2,284            97,664            1.39
      Conexant Systems, Inc. (a)                         4,000            35,800            0.51
      Cree, Inc. (a)                                     7,500           196,088            2.80
      EMCCorporation (a)                                 9,362           271,966            3.88
      International Rectifier Corporation (a)            2,000            68,200            0.97
      Sanmina Corporation (a)                            2,000            46,668            0.67
      SCI Systems, Inc. (a)                              2,349            59,900            0.85
      Solectron Corporation (a)                          7,000           128,100            1.83
      Vitesse Semiconductor Corporation (a)              2,631            55,366            0.79
      Xilinx, Inc. (a)                                   1,815            74,851            1.07
                                                                  ---------------   -------------
                                                                       1,365,619           19.48
                                                                  ---------------   -------------

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                            Investments in Securities
                                  June 30, 2001


                                                                                     Percent of
Common Stocks (continued)                             Shares           Value        Total Assets
-------------------------                           -----------   ---------------   -------------

Entertainment
      Gemstar International Group Limited (a)            4,669         $ 205,436           2.93%
                                                                  ---------------   -------------

Financial
      Capital One Financial Corporation                  2,000           120,000            1.71
      Waterside Capital Corporation (a)                  5,300            19,345            0.28
                                                                  ---------------   -------------
                                                                         139,345            1.99
                                                                  ---------------   -------------

Manufacturing
      General Electric Company                           4,561           222,349            3.17
      Symbol Technologies, Inc.                          1,700            37,261            0.53
                                                                  ---------------   -------------
                                                                         259,610            3.70
                                                                  ---------------   -------------

Medical Supplies
      Cytyc Corporation (a)                              7,000           161,350            2.30
                                                                  ---------------   -------------

Pharmaceutical
      MedImmune, Inc. (a)                                4,182           197,390            2.82
      Pfizer, Inc.                                       3,000           120,150            1.71
                                                                  ---------------   -------------
                                                                         317,540            4.53
                                                                  ---------------   -------------

Retail
      Wal-Mart Stores, Inc.                              3,041           148,401            2.12
                                                                  ---------------   -------------

Telecommunications
      Agilent Technologies, Inc. (a)                     1,035            33,638            0.48
      Advanced Fibre Communications, Inc. (a)            2,521            52,941            0.76
      CIENA Corporation (a)                              3,552           134,976            1.93
      JDS Uniphase Corporation (a)                      10,479           133,607            1.91
      Motorola, Inc.                                     4,700            77,832            1.11
      Nokia Corporation ADR (a)                          5,593           123,270            1.76
      Nortel Networks Corporation                        6,000            54,540            0.78
      Powerwave Technologies, Inc. (a)                   3,612            52,374            0.75
      QUALCOMM Incorporated (a)                          7,662           448,074            6.39
      Siebel Systems, Inc. (a)                           4,853           227,606            3.25
      Tellabs, Inc. (a)                                  4,705            90,712            1.29
      Vodafone AirTouch PLC ADR                          6,194           138,436            1.98
                                                                  ---------------   -------------
                                                                       1,568,006           22.39
                                                                  ---------------   -------------

Total Investments in Securities
      (cost $8,781,134)                                              $ 6,720,797          95.93%
                                                                  ===============   =============

NOTE:
      (a)  Presently non-income producing.

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2001

INVESTMENT LOSS
---------------

        Investment income
              Dividends                                            $     12,152
              Interest                                                   12,197
                                                                   ------------

                   Total investment income                               24,349
                                                                   ------------

        Expenses
              Investment advisory fee                                   119,960
              Administrative fee                                        157,238
                                                                   ------------

                   Total expenses                                       277,198
                                                                   ------------

        NET INVESTMENT LOSS                                            (252,849)
                                                                   ------------

REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS
--------------------------------------------------------

        Net realized loss on investments in securities               (1,425,838)
        Net change in unrealized depreciation
           of investments in securities                              (7,424,034)
                                                                   ------------

        NET LOSS ON INVESTMENTS                                      (8,849,872)
                                                                   ------------

        NET DECREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                         $ (9,102,721)
                                                                   ============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 2001 AND 2000

                                                                    2001             2000
                                                                ------------     ------------
CHANGE IN NET ASSETS FROM OPERATIONS
     Net investment loss                                        $   (252,849)    $   (336,157)
     Net realized gain (loss) on investments in securites         (1,425,838)       7,297,542
     Net change in unrealized appreciation (depreciation) on
        investments in securities                                 (7,424,034)       1,590,653
                                                                ------------     ------------

           Net increase (decrease) in net assets
              resulting from operations                           (9,102,721)       8,552,038

DISTRIBUTIONS TO SHAREHOLDERS FROM

     Net realized gains on investments in securities              (6,567,730)      (3,649,885)

CAPITAL SHARE TRANSACTIONS- NET                                    4,761,029       (1,509,883)
                                                                ------------     ------------

     Total increase (decrease) in net assets                     (10,909,422)       3,392,270

NET ASSETS

     Beginning of year                                            17,903,040       14,510,770
                                                                ------------     ------------

     End of year (including undistributed
        investment loss of $2,245,180
        and $1,992,331, respectively)                           $  6,993,618     $ 17,903,040
                                                                ============     ============

See notes to financial statements.

                          DOMINION INSIGHT GROWTH FUND
                              Financial Highlights

                               YEAR ENDED JUNE 30,

                                                 2001          2000          1999          1998          1997
                                               --------      --------      --------      --------      --------
PER SHARE DATA (1):
     Net asset value, beginning of year        $  25.47      $  19.15      $  17.56      $  15.79      $  19.04
                                               --------      --------      --------      --------      --------

Income (loss) from investment operations:

     Net investment loss                           (.24)         (.48)         (.36)         (.37)         (.33)

     Net realized and unrealized gain
        (loss) on investments in securities       (9.93)        12.62          4.20          2.71         (1.16)
                                               --------      --------      --------      --------      --------

     Total income (loss) from investment
        operations                               (10.17)        12.14          3.84          2.34         (1.49)
                                               --------      --------      --------      --------      --------

Less distributions:

     Distributions from net realized gains        (9.71)        (5.82)        (2.25)         (.57)        (1.76)
                                               --------      --------      --------      --------      --------

     Net asset value, end of year              $   5.59      $  25.47      $  19.15      $  17.56      $  15.79
                                               ========      ========      ========      ========      ========

Total return                                     (53.85%)       69.10%        25.47%        15.00%        (8.21%)
                                               ========      ========      ========      ========      ========

   RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of year (in
        thousands)                             $  6,994      $ 17,903      $ 14,511      $ 19,251      $ 22,944

     Ratio of expenses to average
       net assets                                  2.25%         2.24%         2.25%         2.25%         2.30%

     Ratio of net investment loss to
        average net assets                         2.03%         2.02%         2.14%         2.08%         2.04%

     Portfolio turnover rate                      19.96%       120.65%       185.62%       273.25%       261.05%

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial highlights.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
          ------------------------------------------------------

          Nature of Business:

          Dominion Insight Growth Fund (Fund) is a separate series of shares of common stock of Dominion Funds, Inc. (Company). The Company was incorporated in the state of Texas in June of 1992, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each capital share in the Fund represents an equal proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

          Significant Accounting Policies:

          Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

          Valuation of Securities
          -----------------------

          Securities are valued at the close of each business day. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

          Security Transactions and Investment Income
          -------------------------------------------

          Security transactions are accounted for on the date the securities are purchased or sold. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------------------

          Cash
          ----

          Cash is held in a credit interest account at Penson Financial Services, Inc., bearing interest at a variable rate. At June 30, 2001, the interest rate was 2.85%.

          Income Taxes
          ------------

          The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

          Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At June 30, 2001, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          Distributions to Shareholders
          -----------------------------

          Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -  DISTRIBUTION TO SHAREHOLDERS
          ----------------------------

          Distributions of $9.71 aggregating $6,567,730 were declared from net realized gains from security transactions. The dividends were payable on December 4, 2000, to shareholders of record on November 30, 2000.

          At June 30, 2001, the Fund had undistributed net realized losses of $1,089,792.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 3 -  CAPITAL SHARE TRANSACTIONS
          --------------------------

          As of June 30, 2001, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series; the balance is unclassified. As of June 30, 2001, capital paid-in aggregated $12,388,927.

          Transactions in shares of capital stock for the years ended June 30, 2001 and June 30, 2000 are as follows:

                                                Shares                           Amount
                                     ----------------------------     ----------------------------
                                         2001            2000             2001            2000
                                     ------------    ------------     ------------    ------------
          Shares sold                      13,673          23,115     $    166,486    $    520,531
          Shares issued in
             reinvestment of
             dividends                    703,131         166,094        6,187,549       3,371,705
                                     ------------    ------------     ------------    ------------
                                          716,804         189,209        6,354,035       3,892,236

          Shares redeemed                 168,199         243,907        1,593,006       5,402,119
                                     ------------    ------------     ------------    ------------

          Net increase (decrease)         548,605         (54,698)    $  4,761,029    $ (1,509,883)
                                     ============    ============     ============    ============

NOTE 4 -  INVESTMENT TRANSACTIONS

          Cost of purchases and sales of securities (excluding short-term obligations) aggregated $2,450,645 and $5,998,493 respectively, for the year ended June 30, 2001. As of June 30, 2001, the aggregate unrealized appreciation and depreciation of securities was as follows:

               Unrealized appreciation                      $    996,703
               Unrealized depreciation                        (3,057,040)
                                                            ------------
               Net unrealized depreciation                  $ (2,060,337)
                                                            ============

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 -  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES
          ---------------------------------------------------------

          The Fund has an Investment Advisory Agreement with Nye, Parnell & Emerson Capital Management, Inc. (Advisor) to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has an Administration Agreement with Dominion Institutional Services Corporation (Administrator). Pursuant to the Administration Agreement, and subject to the authority of the board of directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has a Distribution Agreement with Rushmore Securities Corporation (Distributor). Pursuant to the Distribution Agreement, the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. There is no sales charge to the investor for the purchase of shares.

          During the year ended June 30, 2001, a majority of the orders for the Fund's securities transactions were placed through the Distributor. Commissions charged by the Distributor for executing security transactions were $19,940 for the year ended June 30, 2001.

          Certain directors and officers of the Company are also directors, officers and/or employees of the Administrator and of the Distributor.

                          DOMINION INSIGHT GROWTH FUND
                            PART C: OTHER INFORMATION

Item 23   Exhibits
          --------

          Exhibit a      Articles of Incorporation (i)
          Exhibit b      Bylaws (i)
          Exhibit c      Specimen Share Certificate (i)
          Exhibit d      Investment Advisory Agreement (ii)
          Exhibit e(1)   Distribution Agreement between Dominion Funds, Inc. and
                         Rushmore Securities Corporation (vi)
                   (2)   Form of Dealer Agreement  between  Rushmore  Securities
                         Corporation and selected dealers
          Exhibit f      Not Applicable
          Exhibit g(1)   Custody Agreement With Penson Financial Services
                   (2)   Participant's   Agreement  with  The  Depository  Trust
                         Company (i)
          Exhibit h(1)   Administration  Agreement  between Dominion Funds, Inc.
                         and Foundation Management, Inc. (vi)
                   (2)   Transfer Agent Agreement  between Dominion Funds,  Inc.
                         and Fund Services, Inc.
                   (3)   Omnibus Account Services Agreement (iv)
                   (4)   Accounting  Services  Agreement between Dominion Funds,
                         Inc. and Commonwealth Fund Accounting, Inc.
                   (5)   Administrative   Services  Agreement  between  Dominion
                         Funds, Inc. and Commonwealth Shareholder Services, Inc.
          Exhibit i      Opinion and Consent of  Frederick  C.  Summers,  III, A
                         Professional Corporation (ii)
          Exhibit j(1)   Consent of Wallace Sanders & Company
          Exhibit j(2)   Consent of Frederick C.  Summers,  III, A  Professional
                         Corporation (ii)
          Exhibit j(3)   Consent of McGladrey & Pullen, LLP
          Exhibit k      Not Applicable
          Exhibit l      Subscription Agreement (i)
          Exhibit m(1)   Distribution Plan of Dominion Funds, Inc. (i)
                   (2)   Dealer Assistance Agreement (i)
                   (3)   Bank Shareholder Services Agreement (i)
          Exhibit n      Not Applicable
          Exhibit o(1)   Code of Ethics of the Fund (v)
          Exhibit o(2)   Code of Ethics of the Advisor (v)

(i) Previously provided--filed with original registration statement on July 21, 1992.
(ii) Previously provided--filed with post-effective amendment 11 to the registration statement on November 1, 1999.
(iii) Previously provided--filed with pre-effective amendment 1 to the registration statement on September 30, 1992.
(iv) Previously provided--filed with post-effective amendment 6 to the registration statement on November 19, 1996.
(v) Previously provided--filed with post-effective amendment 12 to the registration statement on September 14, 2000.
(vi) Previously provided--filed with post-effective amendment 13 to the registration statement on August 31, 2001.

Item 24   Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.

Item 25   Indemnification
          ---------------

          Provisions of the Registrant's Articles of Incorporation and Bylaws relating to indemnification of the Registrant's directors and employees are included as Exhibits a and b to the Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of Investment Advisor
          ----------------------------------------------------

(a) Nye, Parnell & Emerson Capital Management, Inc. (the "Advisor") serves as the investment advisor of the Registrant. The Advisor also performs investment advisory services for individual and institutional accounts.

(b) The following information is provided with respect to each director or officer of the Advisor:

Paul Dietrich, Chairman & Managing Director
-------------------------------------------

Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one of the leading providers of global emerging markets company financial information. With offices in New York, Boston, London and Princeton, Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets. Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate attorney and was formerly associated with two Washington, DC law firms, Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

Robert LoPinto, Director
------------------------

Mr. LoPinto is the President and Founder of TriCapital Corporation, an investment banking firm focused on middle market transactions, including buyouts, growth financings, and M&A.

(c) The principal business addresses of both the Advisor and the Advisor's Portfolio Management Group is 1630 Duke Street, Suite 200 Alexandria, Virginia 22314.

Item 27   Principal Underwriters
          ----------------------

          (a) Rushmore Securities Corporation (the "Distributor") serves as the principal underwriter of the Registrant, and does not serve as principal underwriter, depositor or investment advisor for any other investment company.

          (b) The following information is provided with respect to each director or officer of the Distributor:

     Name and Principal           Positions and Office       Position and Office
     Business Address             with Underwriter           with Registrant
     ----------------             ----------------           ---------------

     James M. Mills               COO, Compliance Officer    None
     13355 Noel Road, Suite 300
     Dallas, Texas 75240

Item 28   Location of Accounts and Records
          --------------------------------

          The accounts,  books and other documents  required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

          (a) Shareholder records are maintained by the Registrant's transfer agent, Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

          (b) All other accounting records of the Registrant are maintained at the offices of Commonwealth Fund Accounting, 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

Item 29   Management Services
          -------------------

          The Registrant has entered into a custody agreement with Penson Financial Services, pursuant to which it acts as custodian and clearing agent for the Fund. Penson Financial Services has in turn entered into a Participant's Agreement with The Depository Trust Company, pursuant to which it acts as depository for the Fund's securities.

          The Registrant has no other management-related service contract which is not discussed in Part A or Part B of this form and which is required to be disclosed in this Item 29.

Item 30   Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas and State of Texas, on the 14th day of February, 2002.

                                        DOMINION FUNDS, INC.

                                        By: /s/  Douglas W. Powell
                                            ----------------------
                                            Douglas W. Powell,
                                            President

     Pursuant to the Requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Douglas W. Powell         President (Principal Executive   February 14, 2002
--------------------------    Officer and Principal Financial
Douglas W. Powell             Accounting Officer)


/s/ C. Dewey Elliott, III     Director                         February 14, 2002
--------------------------
C. Dewey Elliott, III

/s/ Paul Dietrich             Director                         February 14, 2002
--------------------------
Paul Dietrich

/s/ Peter R. Goldschmidt      Director                         February 14, 2002
--------------------------
Peter R. Goldschmidt